Fees Summary	Sep. 05, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	1,607,550
Total Transaction Valuation	10,500,000,000
Total Offset Amount	0
Net Fee	$ 1,607,550